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                                                                    Exhibit 24.1

                                POWER OF ATTORNEY
      Teledyne Technologies Incorporated - 2003 Annual Report on Form 10-K


        The undersigned directors and officers of Teledyne Technologies
Incorporated, a Delaware corporation ("TDY"), do hereby constitute and appoint
John T. Kuelbs and Melanie S. Cibik, or either one of them, our true and lawful attorneys and agents, to execute, file and deliver the Annual Report on Form
10-K of TDY for its 2003 fiscal year ("Form 10-K"), in our name and on our behalf in our capacities as directors and officers of TDY as listed below, and to do any and all acts or things, in our name and on our behalf in our capacities as directors and officers of TDY as listed below, which said attorneys and agents, or either one of them, may deem necessary or advisable to enable TDY to comply with the Securities Exchange Act of 1934 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Form 10-K (including without limitation executing, filing and delivering any amendments to the Form 10-K), and the undersigned do hereby ratify and confirm all that said attorneys and agents, or either one of them, shall do or cause to be done by virtue hereof.

        Witness the due execution hereof as of February 24, 2004.

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
/s/ Robert Mehrabian                         Chairman, President and Chief Executive Officer
----------------------------------------     (Principal Executive Officer) and Director
Robert Mehrabian

/s/ Dale A. Schnittjer                       Vice President and Chief Financial Officer
----------------------------------------     Principal Financial Officer; Principal Accounting Officer)
Dale A. Schnittjer

/s/ Robert P. Bozzone                        Director
----------------------------------------
Robert P. Bozzone

/s/ Frank V. Cahouet                         Director
----------------------------------------
Frank V. Cahouet

/s/ Diane C. Creel                           Director
----------------------------------------
Diane C. Creel

/s/ Charles Crocker                          Director
----------------------------------------
Charles Crocker

                                             Director
----------------------------------------
Paul D. Miller

                                             Director
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Charles H. Noski

/s/ Charles J. Queenan, Jr.                  Director
----------------------------------------
Charles J. Queenan, Jr.

/s/ Michael T. Smith                         Director
----------------------------------------
Michael T. Smith